UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.  )

☑ Filed by the Registrant	☐ Filed by a Party other than the Registrant

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

THE PNC FINANCIAL SERVICES GROUP, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☑	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts!
THE PNC FINANCIAL SERVICES GROUP, INC. THE TOWER AT PNC PLAZA 300 FIFTH AVENUE PITTSBURGH, PA 15222

THE PNC FINANCIAL SERVICES GROUP, INC.

2025 Annual Meeting

Annual Meeting Date: April 23, 2025

Time: 11:00 a.m. Eastern Time

Location: www.virtualshareholdermeeting.com/PNC2025

Vote by 11:59 p.m. Eastern Time on April 22, 2025

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You invested in THE PNC FINANCIAL SERVICES GROUP, INC. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the Annual Meeting to be held on April 23, 2025.

Get informed before you vote

View the Notice of Annual Meeting and Proxy Statement and the 2024 Annual Report online OR you can receive a free paper or email copy of the materials by requesting them prior to April 9, 2025. If you would like to request a copy of the materials for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Smartphone users	Vote Electronically During the Meeting* April 23, 2025 11:00 a.m. Eastern Time
Point your camera here and vote without entering a
control number
Virtually at: www.virtualshareholdermeeting.com/PNC2025

 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming Annual Meeting. Please follow the instructions on the reverse side to vote on these important matters.

Voting Items		Board Recommends

1.	Election of directors Nominees: Joseph Alvarado
1a.		For
1b.	Debra A. Cafaro	For
1c.	Marjorie Rodgers Cheshire	For
1d.	Douglas A. Dachille	For
1e.	William S. Demchak	For
1f.	Andrew T. Feldstein	For
1g.	Richard J. Harshman	For
1h.	Daniel R. Hesse	For
1i.	Renu Khator	For
1j.	Linda R. Medler	For
1k.	Robert A. Niblock	For
1l.	Martin Pfinsgraff	For
1m.	Bryan S. Salesky	For

2.	Ratification of the Audit Committee’s selection of PricewaterhouseCoopers LLP as PNC’s independent registered public accounting firm for 2025.	For

3.	Advisory vote to approve named executive officer compensation.	For

NOTE: Authority also is given to vote on such other business as may properly come before the meeting or any adjournment or postponement thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.

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